UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 13, 2007

BRIGHAM EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-22433	75-2692967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Bridgepoint Parkway
Building Two, Suite 500
Austin, Texas 78730
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (512) 427-3300

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company announced that R. Graham Whaling has resigned from its Board of Directors effective December 13, 2007 and that Scott W. Tinker has been appointed to the Board of Directors also effective December 13, 2007. Dr. Tinker will serve on the Audit Committee. As a director, Dr. Tinker will receive an initial grant of 20,000 stock options pursuant to the 1997 Director Stock Option Plan and will be party to a standard director indemnity agreement with the Company.

The Company is furnishing its press release dated December 18, 2007, which announces that R. Graham Whaling has resigned from the Company’s Board of Directors and that Scott W. Tinker has been appointed to the Board of Directors.

Item 9.01.   Financial Statements and Exhibits.
(d)
99.1	Press Release dated December 18, 2007.
10.1	Form of the Amended and Restated Indemnity Agreement. (filed as Exhibit 99.1 to Brigham’s Current Report on Form 8-K, as amended (filed December 5, 2006), and incorporated herein by reference).
10.2	1997 Director Stock Option Plan, as amended as of April 3, 2007 (filed as Appendix A to Brigham’s Definitive Proxy Statement (filed April 30, 2007), and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY

Date: December 18, 2007	By: /s/ Eugene B. Shepherd, Jr. Eugene B. Shepherd, Jr. Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Item Number	Exhibit

99.1*	Press Release dated December 18, 2007.
10.1	Form of the Amended and Restated Indemnity Agreement. (filed as Exhibit 99.1 to Brigham’s Current Report on Form 8-K, as amended (filed December 5, 2006), and incorporated herein by reference).
10.2	1997 Director Stock Option Plan, as amended as of April 3, 2007 (filed as Appendix A to Brigham’s Definitive Proxy Statement (filed April 30, 2007), and incorporated herein by reference).